Exhibit 10.1

April 27, 2010

Volcan Holdings, Inc.
Level 34, 50 Bridge Street
Sydney, Australia 2000
Attention: Sholom Feldman

Re:	Securities Issued to EPFC Trust Company by Volcan Holdings, Inc.

Dear Ladies and Gentlemen:

Each of Volcan Holdings, Inc. (the “Company”) and EPFC Trust Company (“EPFC”), a designee of Triad Engineering (“Triad”), hereby agree that, effective as of the date hereof, the Company shall issue to EPFC 2,600,000 shares (the “Shares”) of its common stock, par value $0.001 per share (the “Common Stock”) and a warrant to purchase up to 2,600,000 shares of Common Stock at an exercise price of $1.00 per share (the “Warrant” and together with the Shares, the “Securities”) as consideration for a project report conducted by Triad.

EPFC represents that the Securities are being acquired for its own account, for investment and not with a view to the distribution or resale thereof. EPFC understands that the Securities have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities or “blue sky” laws by reason of their issuance in a transaction exempt from the registration requirements thereunder and may not be resold unless a subsequent disposition thereof is registered thereunder (the Company being under no obligation to so register) or is exempt from registration thereunder. EPFC is not acquiring the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or any other general solicitation or general advertisement. At the time EPFC and Triad were offered the Securities, each of EPFC and Triad were, and at the date hereof they are, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. Neither EPFC nor Triad is required to be registered as a broker-dealer under Section 15 of the Securities Exchange Act of 1934, as amended

EPFC agrees to the imprinting, until no longer required as set forth herein, of the following legend on any certificate evidencing any of the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), OR ANY APPLICABLE STATE SECURITIES LAWS.  SUCH SECURITIES HAVE BEEN ACQUIRED FOR INVESTMENT PURPOSES AND MAY NOT BE OFFERED FOR SALE, SOLD, DELIVERED AFTER SALE, TRANSFERRED, PLEDGED OR HYPOTHECATED IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FILED BY THE ISSUER WITH THE U.S. SECURITIES AND EXCHANGE COMMISSION COVERING SUCH SECURITIES UNDER THE SECURITIES ACT OR AN OPINION OF COUNSEL SATISFACTORY TO THE ISSUER THAT SUCH REGISTRATION IS NOT REQUIRED.

For a period of 12 months following the date hereof (the “Repurchase Period”), EPFC shall not sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Shares, nor shall EPFC create, incur or permit to exist any pledge, lien, mortgage, hypothecation, security interest, charge, option or any other encumbrance with respect to any of the Shares.

In the event that the Company elects to repurchase the Shares during the Repurchase Period, EPFC shall sell the shares to the Company for an aggregate purchase price of $1,660,000.

EPFC agrees to the imprinting, from the date hereof through the conclusion of the Repurchase Period, of the following legend on any certificate evidencing any of the Shares:

THE SECURITIES REPRESENTED BY THIS CERTIFICATE ARE SUBJECT, FOR A PERIOD OF 12 MONTHS FROM THE DATE OF ISSUANCE OF SUCH SECURITIES, TO RESTRICTIONS PREVENTING (i) THE SALE, ASSIGNMENT, TRANSFER, EXCHANGE OR OTHER DISPOSITION OF THE SECURITIES AND (ii) THE CREATION, INCURRENCE OR PERMISSION OF ANY PLEDGES, LIENS, MORTGAGES, HYPOTHECATION, SECURITY INTEREST, CHARGE, OPTION OR ANY OTHER ENCUMBRANCE WITH RESPECT TO THE SECURITIES.

This letter agreement may be executed in two or more identical counterparts, all of which shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party; provided that a facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original, not a facsimile signature.

This letter agreement may not be amended or otherwise modified in any respect without the written consent of each of the Company and EPFC.

This letter agreement shall be construed and enforced in accordance with the laws of the State of New York, without regard to the principles of conflicts of laws.

Very truly yours,

EPFC TRUST COMPANY

By: __/s/ M. Jin___________________
Name: M. Jin
Title:   Vice President

Acknowledged and Agreed:

VOLCAN HOLDINGS, INC.

By: __________________________________
Name: Pnina Feldman
Title: President and Chief Executive Officer

TRIAD ENGINEERING

By:_____________________
Name:
Title: